UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                June 7, 2005

RMI Titanium Company Bargaining Unit
Employee Savings and Investment Plan

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

1000 Warren Avenue, Niles, Ohio	44446

(Address of Principal Executive Offices)	(Zip Code)

(330) 544-7700

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change In Registrant’s Certifying Accountant.

     On June 7, 2005, based upon the recommendation and approval by the Audit Committee of its Board of Directors, RTI International Metals, Inc. (the “Company”), as the Plan Sponsor of the RMI Titanium Company Bargaining Unit Employee Savings and Investment Plan (the “Plan”), dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Plan and engaged Beard Miller Company LLP to serve as the independent registered public accounting firm for the Plan for the year ended December 31, 2004. The engagement of Beard Miller Company LLP relates only to the audit of the Plan’s financial statements. PwC will continue to act as the independent registered public accounting firm with respect to the Company’s financial statements.

     PwC’s reports on the Plan’s financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended December 31, 2003 and 2002 and through June 7, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their reports on the Plan’s financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Plan provided PwC with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of PwC’s letter dated June 9, 2005, confirming whether or not PwC agrees with such statements.

     During the years ended December 31, 2003 and 2002 and through June 7, 2005, neither the Plan nor the Company consulted Beard Miller Company LLP with respect to the application of accounting principles to a Plan specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Plan’s financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01. Financial Statements And Exhibits

(c)	Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 9, 2005	Filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI International Metals, Inc.

Date: June 10, 2005	By:	/s/ Lawrence W. Jacobs
Lawrence W. Jacobs
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

16.1	Letter from PricewaterhouseCoopers, dated June 9, 2005.	Filed herewith